UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 3, 2011
Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412)	394-2800
N/A

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On January 4, 2011, Allegheny Technologies Incorporated (the “Company”) executed and delivered an underwriting agreement (the “Underwriting Agreement”), by and among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated on behalf of themselves and the other underwriters named therein (the “Underwriters”), relating to the issuance and sale of $500,000,000 aggregate principal amount of the Company’s 5.950% Senior Notes due 2021 (the “Senior Notes”). The offering and sale of the Senior Notes are expected to be completed on January 7, 2011. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Senior Notes will be issued pursuant to a base indenture dated as of June 1, 2009, between the Company and The Bank of New York Mellon, N.A., as trustee, as supplemented by a supplemental indenture expected to be dated as of January 7, 2011. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.
     The foregoing is not a complete discussion of the Underwriting Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

Item 8.01	Other Events
     On January 3, 2011, the Company announced the expiration of the review period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for its previously announced acquisition of Ladish Co., Inc. The Company’s press release announcing the expiration of the review period is set forth in its entirety and filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On January 4, 2011, the Company announced the pricing of its offering of the Senior Notes. The Company’s press release announcing the pricing of its offering of the Senior Notes is set forth in its entirety and filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 1.1
Underwriting Agreement dated January 4, 2011, among Allegheny Technologies Incorporated and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

Exhibit 99.1	Press Release dated January 3, 2011.
Exhibit 99.2	Press Release dated January 4, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer and Corporate Secretary

Dated: January 5, 2011